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                                                                       Exhibit 4

                        INCENTIVE STOCK OPTION AGREEMENT

                  AGREEMENT made as of this 19th day of November, 1998 between Gilman & Ciocia, Inc., a Delaware corporation (the "Company"), and Daniel R. Levy, an individual residing at 17 Buttonwood Drive, Dix Hills, New York 11746 (the "Optionee").

                              W I T N E S S E T H :

                  WHEREAS, the Company desires, in connection with the services to be rendered by the Optionee and in connection with his employment with the Subsidiaries, North Shore Capital Management Corp. and North Ridge Securities Corp., to provide the Optionee with an opportunity to acquire Common Stock, par value $.01 per share ("Common Stock"), of the Company on favorable terms and thereby increase his proprietary interest in the progress and success of the business of the Company,

                  NOW, THEREFORE, in consideration of the premises, the mutual covenants herein set forth and other good and valuable consideration, the Company and the Optionee hereby agree as follows:

                  1. Confirmation of Grant of Option. Pursuant to a determination by the Board of Directors of the Company on November 19, 1998 (the "Date of Grant"), the Company, subject to the terms of this Agreement, and the performance by Optionee of Optionee's obligations, hereby confirms that the Optionee has been granted under the Company's 1993 Joint Incentive and NonQualified Stock Option Plan (the "Plan") effective September 14, 1993 as a matter of separate inducement and agreement, and in addition to and not in lieu of other compensation for services, the right to purchase(hereinafter referred to as the "Option") a maximum aggregate of (omitted) shares (the "Shares") of Common Stock of the Company on the terms and conditions set forth, subject to adjustment as provided in Section 9 hereof, such Option intended to qualify as an Incentive Stock Option under Section 422 of the Internal Revenue Code 1986, as amended (the "Code").

                  2. Vesting of Option. The Option shall vest with regard to one fifth of the shares subject to the Option on the first anniversary of the Date of Grant, with regard to one fifth of the shares subject
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to the Option on the second anniversary of the Date of Grant, with regard to one fifth of the shares subject to the Option on the third anniversary of the Date of Grant, with regard to one fifth of the shares subject to the Option on the fourth anniversary of the Date of Grant, and with regard to one fifth of the shares subject to the Option on the fifth anniversary of the Date of Grant. In the event that the Company is acquired by another person or entity, or the Company sells all or substantially all of the Company's assets, or if any person or entity or a group of persons and/or entities not now owning more than 10% of the issued and outstanding Common Stock comes to own 40% of the issued and outstanding Common Stock, the entire Option shall vest immediately.

                  3. Purchase Price. The purchase price of the shares of Common Stock covered by this Option is $8.75 subject to adjustment as provided in
Section 9 hereof.

                  4.  Exercise of Option.

                           (a) Options vesting hereunder shall become
exercisable immediately after the date of vesting as and to the extent vested in accordance with Section 2.

                           (b) The Option may be exercised in integral multiples
of 1,000 shares or all options remaining hereunder subject to the Option by notice and payment to the Company as provided in Sections 11 and 16 hereof.

                  5.  Term of Option.

                           (a) The term of the Option shall be a period of Five
(5) years from the Date of Vesting, subject to earlier termination or cancellation as provided herein.

                           (b) The holder of the Option will not have any rights
to dividends or any other rights of a stockholder with respect to any shares of Common Stock subject to the Option until such shares have been issued to him (as evidenced by the appropriate entry on the books of a duly authorized transfer agent of the Company) provided that the date of issuance shall not be earlier than the Closing Date (as hereinafter defined) with respect to such shares pursuant to Section 11 hereof, upon purchase of such shares upon exercise of the Option.

                  6. Non-transferability of Option. The Option shall not be transferable otherwise than by will, or by the laws of descent and distribution, and the Option may be exercised during

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the lifetime of the Optionee only by him. More particularly, but without limiting the generality of the foregoing, the Option may not be assigned, transferred or otherwise disposed of, or pledged or hypothecated in any way (whether by operation of law or otherwise), and shall not be subject to execution, attachment or other process. Any assignment, transfer, pledge, hypothecation or other disposition of the Option attempted contrary to the provisions of this Agreement, or any levy of execution, attachment or other process attempted upon the Option, shall be null and void and without effect. Any attempt to make such assignment, transfer, pledge, hypothecation or other disposition of the Option or any attempt to make such levy of execution, attachment or other process shall cause the Option to terminate immediately upon the happening of any such event if the Board of Directors of the Company, at any time, should, in its sole discretion, so elect, by written notice to the Optionee or to the person or persons then entitled to exercise the Option under the provisions hereof; provided, however, that any such termination of the Option under the foregoing provisions of this section 6 will not prejudice any rights or remedies that the Company or any affiliate or subsidiary thereof may have under this Agreement or otherwise.

                  7. Exercise upon Cessation of Employment.

                           (a) If the Optionee ceases to serve as an employee or
director of the Company or any affiliate or subsidiary thereof by reason of his discharge for cause, as determined in good faith by the Board of Directors of the Company, or by the reason of the voluntary resignation of the Optionee, then the Option shall forthwith terminate, but vested options may be exercised for a period of 30 days after termination. If, however, the Optionee for any other reason ceases to serve, then the options vested at the date of such cessation may, subject to the provisions of Section 6 hereof, be exercised to the same extent the Optionee would have been entitled under Sections 2 & 4 hereof to exercise the vested options hereunder. In any event the Option may not be exercised after the expiration of the term provided in Section 5 hereof. Any Option or part thereof not vested on the date of such cessation shall forthwith terminate.

                           (b) The Option shall not be affected by any change of
duties of the Optionee so long as he continues to serve as an employee or director of the Company or any affiliated corporation or subsidiary thereof. If the Optionee is granted a temporary leave of absence, such leave of absence will be deemed a continuation of his service to the Company for the purposes of this Agreement only if and so long as the Company in its sole discretion consents thereto. Retirement, whether or not pursuant to any retirement or pension plan of the Company or any

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subsidiary thereof, shall be deemed to be a cessation of service with written consent for all purposes of this Agreement.

                           (c) Any termination of this Option by reason of
cessation of service, whether under this Section 7 or Section 8, shall be without prejudice to any rights or remedies that the Company or any affiliated corporation or subsidiary thereof may have against the Optionee hereunder or otherwise.

                  8. Exercise upon Death or Disability.

                           (a) If the Optionee dies while he is serving as an
employee or director of the Company or any affiliated corporation or any subsidiary thereof or within three months after he has ceased such service (provided such cessation was not due to the Optionee's having resigned voluntarily or been discharged for cause), during which period he would have been entitled to exercise the Option under the provisions of Section 7 hereof, the Option may, subject to the provisions of Section 6 hereof, be exercised to the extent the Optionee would have been entitled under Section 2 hereof to exercise the Option on the day preceding the date of his death, by the estate of the Optionee or by the person or persons (including the estate of any such person or persons who have died) who acquire the right to exercise the Option by bequest or inheritance at any time within the period ending one year after the death of the Optionee, at the end of which period the Options shall terminate. In any event the Option may not be exercised after the expiration of the term provided in Section 5 hereof.

                           (b) If the service of the Optionee for the Company or
any affiliated corporation or any subsidiary thereof is terminated by reason of "disability", the Option may, subject to the provisions of Section 6 hereof, be exercised to the extent the Optionee would have been entitled under Section 2 hereof to exercise the Options on the day preceding the date of his "disability," at any time within the period ending one year after the "disability" of the Optionee, at the end of which period the Option shall terminate. In any event the Options may not be exercised after the expiration of the term provided in Section 5 hereof.

                           (c) A temporary disability may in the sole discretion
of the Board of Directors or the Committee, as the case may be, be deemed hereunder to be a continuation of service for the Company if such disability lasts less than 90 days, or, in the case of a disability longer than 90 days, if the Company in its sole discretion contractually guarantees the Optionee's right to return to work after such disability.

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                  9. Adjustments. In the event of a stock dividend, stock
split-up, share combination, exchange of shares, recapitalization, merger, consolidation, acquisition or disposition of property or shares, reorganization, liquidation, stock sale or option grant below market price or the exercise price hereof, or other similar changes or transactions of or by the Company after the Date of Grant, the Board of Directors of the Company shall make (or shall undertake to have the Board of Directors of any corporation that merges with, or acquires the assets of, the Company make) such adjustment of the number or class of shares then covered by the Options, or of the option price, or both, as it shall, in its reasonable discretion, deem appropriate to give proper effect to such event; provided, however, that no such adjustment shall be made so as to constitute a modification, extension or renewal of the Options within the meaning of Section 424(h) of the Code.

                  10. Registration. The shares of Common Stock subject hereto and issuable upon the exercise hereof may not be registered under the Securities Act of 1933, as amended (the "Act"), and, if required upon the request of counsel to the Company, the Optionee shall give a representation as to his investment intent and other matters with respect to such shares prior to their issuance as set forth in Section 11 hereof.

                  11. Method of Exercise of Option.

                           (a) Subject to the terms and conditions of this
Agreement, the Option shall be exercisable by notice and payment to the Company in accordance with the procedure prescribed herein. Each notice shall:

                      (i) state the election to exercise the Option and the
                  number of shares in respect of which it is being exercised;

                      (ii) contain a representation and agreement as to
                  investment intent and other matters, if required by counsel to the Company with respect to such shares, in a form satisfactory to counsel for the Company; and

                      (iii) be signed by the person or persons entitled to
                  exercise the Options and, if the Options are being exercised by any person or persons other than the Optionee, be accompanied by proof, satisfactory to counsel of the Company, of the right of such person or persons to exercise the Options.

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                           (b) Upon receipt of such notice, the Company shall
specify, by written notice to the Optionee, a date and time (such date and time being herein called the "Closing Date") and place for payment of the full purchase price of such shares. The closing date shall not be more than fifteen days from the date the notice of exercise is received by the Company unless another date is agreed upon by the Company and the Optionee or is required upon advise of counsel of the Company in order to meet the requirements of Section 12 hereof.

                           (c) Payment of the purchase price of any shares of
Common Stock, in respect of which the Option shall be exercised, shall be made by the Optionee at a place specified by the Company on or before the Closing Date by delivering to the Company a certified or bank cashier's check payable to the order of the Company. The Option shall be deemed to have been exercised with respect to any particular shares of Common Stock, if, and only if, the preceding provisions of this Section 11 and the provisions of Section 12 hereof shall have been complied with, in which event the Option shall be deemed to have been exercised on the Closing Date. Anything in this agreement to the contrary notwithstanding, any notice of exercise given pursuant to the provisions of this
Section 11 shall be void and of no effect if all the preceding provisions of this Section 11 and the provisions of Section 12 shall not have been complied with. The certificate or certificates for shares of Common Stock as to which the Option shall be exercised shall be registered in the name of the Optionee or, if the Optionee so requests in the notice exercising the Option, shall be registered in the name of the Optionee and another person jointly, with right of survivorship, and shall be delivered on the Closing Date to the Optionee at the place specified for the closing, but only upon compliance with all of the provisions of this Agreement. If the Optionee fails to accept delivery of and pay for all or any part of the number of shares specified in such notice upon tender or delivery thereof on the Closing date, his right to exercise the Option with respect to such undelivered shares may be terminated in the sole discretion of the Board of Directors of the Company. The Option may be exercised only with respect to full shares.

                           (d) Cashless Exercise. Anything in this Agreement to
the contrary notwithstanding, the Optionee may pay the Exercise Price for the Option by the surrender to the Company of a portion of the exercisable but unexercised Option covering those Shares issued upon exercise (the "Option Stock" ) having a Value (hereinafter defined) at the close of trading on the trading day on which the Option is exercised (or the next trading day if exercised on a nontrading day) equal to the product of the Exercise Price multiplied by the shares of Option Stock with respect to which the Option shall be exercised. The portion surrendered and the portion exercised may not exceed in the

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aggregate the exercisable but unexercised Option at the time of exercise.
"Value" means the product of the difference of the Market Price (hereinafter defined) minus the Exercise Price multiplied by the number of shares of Option Stock issuable with respect to the portion of the Option being surrendered. "Market Price" means the last reported per share sale price of the Common Stock as officially reported by the principal exchange or stock market on which the Common Stock is listed or admitted to trading, or, if none, the OTC Bulletin Board, or if not so listed, as determined in good faith by resolution of the Board of Directors of the Company. If payment is made under this Section 11(d), exercise of the Option shall be effected as set forth in Section 4 above and this Section 11, but the exercise form shall specify that payment shall be made under this Section 11(d) and that the Option is being exercised for either all of the Option Stock available after surrender or all of such Option Stock up to a specified number of shares of Option Stock.

                  12. Approval of Counsel. The exercise of the Option and the issuance and delivery of shares of Common Stock pursuant thereto shall be subject to approval by the Company's counsel of all legal matters in connection therewith, including compliance with the requirements of the Act and the rules and regulations thereunder, and the requirements of any stock exchange or market upon which the Common Stock may then be listed.

                  13.  Resale of Common Stock.

                           (a) Upon any sale or transfer of the Common Stock
purchased upon exercise of the Option, unless such shares are registered under the Act, the Optionee shall deliver to the Company an opinion of counsel satisfactory to the Company to the effect that such common stock may be sold without violating Section 5 of said Act.

                           (b) Unless registered under the Act, the Common Stock
issued upon exercise of the Option shall bear the following legend if required by counsel for the Company:

         THE SHARES EVIDENCED BY THIS CERTIFICATE MAY NOT BE SOLD, TRANSFERRED, PLEDGED, HYPOTHECATED OR OTHERWISE DISPOSED OF UNLESS THEY HAVE FIRST BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED, OR UNLESS, IN THE OPINION OF COUNSEL FOR THE COMPANY, SUCH REGISTRATION IS NOT REQUIRED.

                  14. Reservation of Shares. The Company shall at all times during the term of the Option reserve and keep available

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such number of shares of the class of stock then subject to the Option as will be sufficient to satisfy the requirements of this Agreement.

                  15. Limitation of Action. The Optionee and the Company each acknowledge that every right of action accruing to him or it, as the case may be, and arising out of or in connection with this Agreement against the Company or an affiliated corporation or subsidiary thereof, on the one hand, or the Optionee, on the other hand, shall, irrespective of the place where an action may be brought, cease and be barred by the expiration of three years from the date of the act or omission in respect of which such right of action arises.

                  16. Notices. Each notice relating to this Agreement shall be in writing and delivered in person or by certified or registered mail, return receipt requested, or by nationally recognized overnight courier service providing for a signed return receipt, to the proper address. All notices to the Company shall be addressed to it at 475 Northern Boulevard, Great Neck, NY 11021, with a copy to Akabas & Cohen, 488 Madison Avenue, New York NY 10022,
Attn: Seth A. Akabas, Esq. and to Steinberg, Fineo, Berger & Burlany, P.C., 1001 Franklin Ave., Suite 302, Garden City, New York 11530, Attn: Stuart Steinberg, Esq. All notices to the Optionee shall be addressed to the Optionee at the Optionee's address above specified. Anyone to whom a notice may be given under this Agreement may designate a new address by notice to that effect, effective upon actual receipt thereof.

                  17. Benefits of Agreement. This Agreement shall inure to the benefit of and be binding upon each successor and assign of the Company. All obligations imposed upon the Optionee and all rights granted to the Company under this Agreement shall be binding upon the Optionee's heirs, legal representatives and successors.

                  18. Severability. In the event that any one or more provisions of this Agreement shall be deemed to be illegal or unenforceable, such illegality or unenforceability shall not affect the validity and enforceability of the remaining legal and enforceable provisions hereof, which shall be constructed as if such illegal or unenforceable provision or provisions had not been inserted.

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                  19.  Governing Law.  This Agreement will be construed
and governed in accordance with the laws of the State of New
York.

                  20. No Implied Employment Agreement. This Agreement shall not be construed as changing the Optionee's status as an "at will" employee or as giving the Optionee any right to be employed by the Company or any of its subsidiaries or affiliates or interfering in any way with the right of the Company or any of its subsidiaries or affiliates from terminating the employment of the Optionee, subject to any written employment agreement in effect between the Company and the Optionee.

                 21. Plan Governs Conflicts. In the event of a conflict between the provisions of the Plan and the Provisions of this Agreement, the provisions of the Plan, shall in all respects be controlling.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date and year first above written.

                                             GILMAN & CIOCIA, INC.

                                             By: \s\James Ciocia

                                                  Name: James Ciocia
                                                  Title: President

                                                  \s\ Daniel R. Levy
                                                        DANIEL R. LEVY

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                              OPTION EXERCISE FORM

                           The undersigned hereby irrevocably elects to exercise
         the within Option to the extent of purchasing        shares of Common
         Stock of GILMAN & CIOCIA, INC. and hereby makes payment of $
         in cash or surrender of Option Value under Section 11(d)            ,
         in payment therefor.

                  Date                            Signature

                                                  Signature, if jointly held

                       INSTRUCTIONS FOR ISSUANCE OF STOCK

(if other than to the registered holder of the within Option)
Name

                  (Please typewrite or print in block letters)

Address

                  Social Security or Taxpayer Identification Number

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